UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 6, 2019

AVAYA HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38289	26-1119726
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

4655 Great America Parkway
Santa Clara, California		95054
(Address of Principal Executive Office)		(Zip Code)
Registrant’s telephone number, including area code:  (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	AVYA	New York Stock Exchange ("NYSE")

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company           ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)     L. David Dell’Osso stepped down as the Vice President and Chief Accounting Officer of Avaya Holdings Corp. (the “Company”) effective June 6, 2019. His decision to step down was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or procedures, or any disagreements in respect of accounting principles, financial statement disclosure or otherwise.

(c)     Effective June 6, 2019, Kevin Speed became the Company’s Vice President, Controller and Chief Accounting Officer.  Mr. Speed, who is 44 years old, joined the Company on February 11, 2019 as Vice President and Corporate Controller.  Prior to joining the Company, Mr. Speed served as the Senior Vice President, General Auditor of CA Technologies, a global leader in software solutions that simplify complex enterprise environments, from January 2016 to November 2018 when the company became a subsidiary of Broadcom Inc.  Mr. Speed remained a CA Technologies employee until February 8, 2019.  While serving as CA Technologies’ Senior Vice President, General Auditor he also served as Executive Sponsor, Finance Rotation Program of CA Technologies from January 2016 until November 2018.  Prior to that role he was CA Technologies’ Vice President, Corporate Business Development from April 2015 to January 2016 and served in various roles in Corporate Accounting and Corporate Financial Planning and Analysis from the time he joined the company in October 2006 through April 2015. Prior to joining CA Technologies, Mr. Speed was a Senior Manager in the KPMG LLP metro New York office and a Manager in the Arthur Andersen LLP metro New York office. Mr. Speed has no family relationship with any of the Company’s directors or executive officers.

As described above, Mr. Speed was the Senior Vice President, General Auditor of CA Technologies during the Company’s 2018 fiscal year and until November 2018. During fiscal 2018 and fiscal 2019 (through the date of this report), the Company purchased goods and services from CA Technologies of approximately $620,000 and $190,000, respectively.

In connection with the change in Mr. Speed’s position at the Company, Mr. Speed’s bonus for June 6, 2019 through September 30, 2019 will be determined under the Company’s Executive Annual Incentive Plan, which is described in the Compensation Discussion & Analysis (“CD&A”) in the Company’s Form 10-K/A filed with the Securities and Exchange Commission on January 25, 2019.  In addition, Mr. Speed will be a participant under the Avaya Inc. Involuntary Separation Plan for Senior Executives, which is described in the CD&A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA HOLDINGS CORP.
Date: June 6, 2019	By:	/s/ Kieran J. McGrath
	Name:	Kieran J. McGrath
	Title:	Senior Vice President and Chief Financial Officer